                                                                      Exhibit 99

                                  ONEOK, INC.
                 Fourth Quarter 2000 - Information At A Glance

                                                                   Quarter Ended
                                                        December 31,            December 31,
                                                           2000                    1999
-----------------------------------------------------------------------------------------------
                                                           (Millions of Dollars)
Marketing
---------
Net Revenues                                               $      4.8               $      10.6
Depreciation, depletion, and amortization                  $      0.2               $       0.1
Operating Income                                           $      1.6               $       7.8
Natural gas volumes (MMcf)                                    268,835                   104,483
Margin (Mcf)                                               $     0.02               $      0.10
Capital expenditures                                       $     27.9               $       9.3
Total assets                                               $    3,113               $       307

Gathering and Processing
------------------------
Net revenues                                               $     79.0               $      14.8
Depreciation, depletion, and amortization                  $      7.2               $       2.0
Operating Income                                           $     41.2               $       6.3
Total gas gathered (Mcf/D)                                  1,397,100                   483,300
Total gas processed (Mcf/D)                                 1,336,300                   398,200
Natural gas liquids sales (MGal)                              304,177                    96,555
Gas Sales (MMcf)                                               33,828                     8,412
Capital expenditures                                       $     13.5               $      11.3
Total assets                                               $    1,508               $       369

Transportation and Storage
--------------------------
Net Revenues (a)                                           $     16.7               $      24.2
Depreciation, depletion, and amortization                  $      4.8               $       3.8
Operating Income (a)                                       $     15.4               $      13.1
Volumes transported (MMcf)                                    160,568                    73,936
Capital expenditures                                       $     12.4               $       4.8
Total assets                                               $  661,894               $       438

Distribution
------------
Net Revenues                                               $    112.1               $     111.5
Depreciation, depletion, and amortization                  $     16.2               $      18.6
Operating Income                                           $     40.8               $      38.4
Number of customers                                         1,442,942                 1,435,647
Capital expenditures                                       $     36.8               $      26.0
Total assets                                               $    2,007               $     1,776
Natural gas volumes (MMcf)
Gas Sales                                                      78,062                    41,004
Pipeline capacity leases and                                   10,573                    46,074
   end-use customer transportation


                                                       Quarter Ended
                                                        December 31,            December 31,
                                                           2000                    1999
-----------------------------------------------------------------------------------------------
                                                              (Millions of Dollars)
Production
----------
Net Revenues (a)                                           $     17.7                  $   15.7
Depreciation, depletion, and amortization                  $      6.7                  $    7.7
Operating Income (a)                                       $      4.7                  $    2.5
Proved reserves
  Gas (MMcf)                                                  250,505                   246,979
  Oil (MBbls)                                                   4,311                     4,160
Production
  Gas (MMcf)                                                    6,173                     6,423
  Oil (MBbls)                                                      86                       107
Average realized price
  Gas (Mcf)                                                $     2.22                  $   2.53
  Oil (Bbls)                                               $    33.36                  $  18.82
Capital expenditures                                       $      8.8                  $    5.0
Total assets                                               $      364                  $    353

(a)  Amounts were adjusted for reclassifications made in 2000.